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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-7




Section 7.3 Indenture                             Distribution Date: 11/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,079,575.00
            Class B Note Interest Requirement                       103,979.17
            Class C Note Interest Requirement                       181,350.00
                      Total                                       1,364,904.17

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.71361
            Class B Note Interest Requirement                          1.98056
            Class C Note Interest Requirement                          2.68667

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         630,000,000
            Class B Note Principal Balance                          52,500,000
            Class C Note Principal Balance                          67,500,000

(iv)   Amount on deposit in Owner Trust Spread Account            7,500,000.00

(v)    Required Owner Trust Spread Account Amount                 7,500,000.00



                                             By:
                                               ------------------------
                                             Name:   Patricia M. Garvey
                                             Title:  Vice President